Exhibit 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Navidea Biopharmaceuticals, Inc. (the “Company”) for the quarter ended March 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Michael S. Rosol, Ph.D., Senior Vice President and Chief Medical Officer (Principal Executive Officer) of the Company, hereby certifies as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 16, 2022	/s/ Michael S. Rosol
Michael S. Rosol, Ph.D.
Chief Medical Officer
(Principal Executive Officer)